UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        February 26, 2009

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

              Delaware                  1-10026             14-0462060
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    (State or other jurisdiction      (Commission        (I.R.S. Employer
          of incorporation)           File Number)      Identification No.)

             1373 Broadway, Albany, New York                     12204
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        (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code    (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Performance Bonus Awards Granted Under 2005 Incentive Plan

On February 26, 2009, the Performance Committee of the Registrant's Board of Directors approved the grant of 2009 Performance Bonus Awards under the Registrant's 2005 Incentive Plan to certain of the Registrant's executives, including certain of the Registrant's named executive officers (as defined by S-K Item 402(a)(3)). A copy of the Form of Performance Bonus Agreement used for such awards is being filed with this report as Exhibit 10(m)(xiv), and is incorporated by reference herein.

Awards to each recipient, including the named executive officers specified below, consist of a target amount of shares of the Registrant's Class A Common Stock ("Shares"). Each award entitles the recipient to receive an amount of Shares equal to from 0% to 200% of such target amount, based upon the extent to which he or she attains certain performance goals during 2009. Success in achieving such goals will be determined during early 2010 by the Compensation Committee (or, with respect to awards to certain officers, by a Performance Committee of "outside directors" (within the meaning of Section 162(m) of the Internal Revenue Code and related IRS regulations)), and the number of Shares earned by each recipient will be credited to a bonus account. Once in the bonus account, these awards will be paid out as follows: (1) 25% in early 2010, in cash, (2) 50% in early 2011, half in cash and half in Shares, and (3) the remaining 25% in early 2012, half in cash and half in Shares.

The target Share amounts for the named executive officers' granted awards were as follows: Joseph G. Morone, 42,000 shares; Michael C. Nahl, 14,000 shares; Daniel A. Halftermeyer, 9,000 shares; Mike J. Joyce, 9,000 shares; Ralph M. Polumbo, 9,000 shares; Robert Hansen, 6,000 shares.

Performance goals for the award recipients, including the named executive officers, consist of one or more of the following: adjusted consolidated EBIDTA, working capital, adjusted corridor or segment EBIDTA, corridor or segment working capital and other metrics tied to the recipient's specific job function.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10(m)(xiv) Form of 2009 Performance Bonus Agreement

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALBANY INTERNATIONAL CORP.

                                             By: /s/ Michael C. Nahl
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                                             Name: Michael C. Nahl
                                             Title: Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)

Date: March 4, 2009

                                  EXHIBIT INDEX

Exhibit No.       Description
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10(m)(xiv)        Form of 2009 Performance Bonus Agreement